Exhibit 99.1
L BRANDS ANNOUNCES PARTNERSHIP WITH NEXT PLC FOR
VICTORIA’S SECRET UK

COLUMBUS, Ohio, Sept. 14, 2020 - L Brands, Inc. (NYSE: LB) today announced a partnership with Next PLC (LON: NXT) for its company-owned Victoria’s Secret business in the United Kingdom and Ireland (“Victoria’s Secret U.K.”).

Under the agreement, which is subject to regulatory clearance, Victoria’s Secret U.K. and Next PLC have formed a joint venture (“JV”), where the JV will acquire the majority of the assets of the Victoria’s Secret U.K. business that is currently in Administration. The newly formed JV will operate all Victoria’s Secret stores in the U.K. and Ireland, subject to agreeing to terms with landlords. The U.K. digital (online) business, which is currently operated by Victoria’s Secret in the United States, will be folded into the JV in Spring 2021. Under the terms of the agreement, Next PLC will own 51 percent of the JV, while Victoria’s Secret will own 49 percent.

Martin Waters, CEO of L Brands International, commented “We are pleased to take this next step in our profit improvement plan for Victoria’s Secret. Next’s capabilities and experience in the U.K. market are substantial, and our partnership will provide meaningful growth opportunities for the business.”

Lord Simon Wolfson, Chief Executive of Next PLC, added “Next is very pleased at the prospect of working in partnership to expand the Victoria’s Secret brand in the U.K. and Ireland both in stores and online.”

Rob Harding, Administrator at Deloitte, said “This is an ideal way to secure the future of more than 500 employees in the U.K. We are grateful to the creditors for working with us to deliver a solution that enables this business to survive and prosper.”

ABOUT L BRANDS:
L Brands, through Bath & Body Works, Victoria’s Secret and PINK, is an international company. The company operates 2,709 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are also sold in more than 700 franchised locations worldwide. The company’s products are also available online at http://www.BathandBodyWorks.com and https://www.victoriassecret.com/us/.

ABOUT NEXT PLC:
Next is a FTSE 100 company and is the UK’s number one online clothing retailer. Next also has over 500 stores in the UK and an online presence in over 70 countries selling the Next brand and over 700 other fashion, home and beauty brands.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•
General economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•
divestitures or other dispositions, including any divestiture of Victoria’s Secret and related operations, could negatively impact our business, and contingent liabilities from businesses that we have sold could adversely affect our financial statements;

•	the seasonality of our business;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	liabilities arising from divested businesses;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, environmental hazards or natural disasters;

•	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	shareholder activism matters;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with laws and regulations or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com

Next PLC:
Alistair Mackinnon-Musson
Rowbell PR
+44 20 7717 5239
next@rowbellpr.com

U.K. Media:
Alex Simmons
44 (0)7970 174 353
asimmons@smithfieldgroup.com

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com